SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
November 15, 2001

MEDICIS PHARMACEUTICAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-18443 (Commission File Number)	52-1574808 (I.R.S. Employer Identification No.)

8125 North Hayden Road, Scottsdale, Arizona 85258-2463
(Address of Principal Executive Office)

(602) 808-8800
(Registrant's telephone number, including area code)

N/A
_____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Item 2.     Acquisition or Disposition of Assets

          On November 15, 2001, the stockholders of Ascent Pediatrics, Inc., a Delaware corporation ("Ascent") approved the Agreement and Plan of Merger (the "Merger Agreement") among Ascent, Medicis Pharmaceutical Corporation, a Delaware corporation ("Medicis" or the "Company"), and MPC Merger Corp., a Delaware corporation and wholly-owned subsidiary of Medicis ("Merger Sub"). Pursuant to the Merger Agreement, Merger Sub was merged with and into Ascent (the "Merger"), with Ascent being the surviving corporation and a direct, wholly owned subsidiary of Medicis.

          Medicis, based in Scottsdale, Arizona, is the leading independent pharmaceutical company in the United States focusing primarily on the treatment of dermatological conditions. Medicis develops and markets leading products for major segments within dermatology, including acne, fungal infections, rosacea, hyperpigmentation, photoaging, psoriasis, eczema, skin and skin-structure infections, seborrheic dermatitis, head lice and cosmesis (improvement in the texture and appearance of skin).

          Prior to the Merger with Merger Sub, Ascent was a Massachusetts-based publicly traded pharmaceutical company primarily dedicated to the specialty of pediatrics. Founded in 1989, Ascent markets pediatric prescription pharmaceutical products including ORAPRED® (prednisolone sodium phosphate 20.2mg/5mL), a liquid steroid for children with asthma and other inflammatory conditions, PRIMSOL® (trimethoprim HCl oral solution, 50mg/5mL) for children with acute otitis media, or middle ear infections and PEDIAMIST®, an over-the-counter saline nasal mist. Sales of ORAPRED® comprise the majority of the Ascent product sales. Ascent currently supports these products with a dedicated pediatric sales force, numbering approximately 70 representatives and sales management. In addition to the acquired brands, Medicis believes the pediatric market represents an untapped growth opportunity for several of its existing dermatological products such as OVIDE®, LOPROX® and certain other products. This transaction provides Medicis with critical mass to assist with the entrance into the category of pediatrics.

          Under the terms of the Merger Agreement, Medicis paid approximately $60 million, including retirement of indebtedness of Ascent, and has agreed to pay to the holders Ascent's common equity up to an additional $10 million per year for each of the first five years following closing based upon reaching certain sales threshold milestones on the Ascent products (as defined in the Merger Agreement). The source of those funds was from the company's working capital.

          The description of the Merger Agreement set forth above is qualified by reference to the Merger Agreement that is filed as Exhibit 2.1 to the Company's Current Report on Form 8-K, dated October 2, 2001, and is incorporated by reference herein.

Item 7.     Financial Statements And Exhibits.

                    (a)     Financial Statements of Business Acquired

The required financial statements will be included in an amendment to this Current Report on Form 8-K to be filed as soon as practicable, but not later than 60 days after the date this Current Report is required to be filed.

                    (b)     Pro Forma Financial Information

The required pro forma financial information which gives effect to the Company's merger with Ascent will be included in an amendment to this Current Report on Form 8-K to be filed as soon as practicable, but not later than 60 days after the date this Current Report is required to be filed.

                    (c)     Exhibits

2.1

Agreement and Plan of Merger, dated as of October 1, 2001, by and among Medicis Pharmaceutical Corporation, MPC Merger Corp. and Ascent Pediatrics, Inc. (filed as Exhibit 2.1 to the Company's Current Report on Form 8-K filed October 2, 2001 and incorporated herein by reference).

99.1

Exclusive Remedy Agreement, dated as of October 1, 2001, by and among Medicis Pharmaceutical Corporation, Ascent Pediatrics, Inc., FS Private Investments LLC, Furman Selz Investors II L.P., FS Employee Investors LLC, FS Ascent Investments LLC and FS Parallel Fund L.P., BancBoston Ventures Inc., Flynn Partners, Raymond F. Baddour, Sc.D., Robert E. Baldini, Medical Science Partners L.P. and Emmett Clemente, Ph.D. (filed as Exhibit 99.1 to the Company's Current Report on Form 8-K filed October 2, 2001 and incorporated herein by reference).

99.2

Note Agreement, dated as of October 1, 2001, by and among Ascent Pediatrics, Inc., Medicis Pharmaceutical Corporation, Furman Selz Investors II L.P., FS Employee Investors LLC, FS Ascent Investments LLC, FS Parallel Fund L.P., BancBoston Ventures Inc. and Flynn Partners (filed as Exhibit 99.2 to the Company's Current Report on Form 8-K filed October 2, 2001 and incorporated herein by reference).

99.3

Voting Agreement, dated as of October 1, 2001, by and among Medicis Pharmaceutical Corporation, MPC Merger Corp., FS Private Investments LLC, Furman Selz Investors II L.P., FS Employee Investors LLC, FS Ascent Investments LLC and FS Parallel Fund L.P. (filed as Exhibit 99.3 to the Company's Current Report on Form 8-K filed October 2, 2001 and incorporated herein by reference).

*99.4	Press Release, dated November 15, 2001.

                    ______________

                    * Filed herewith

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2001	MEDICIS PHARMACEUTICAL CORPORATION MARK A. PRYGOCKI, SR. ______________________________________________ Mark A. Prygocki, Sr. Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS
2.1

Agreement and Plan of Merger, dated as of October 1, 2001, by and among Medicis Pharmaceutical Corporation, MPC Merger Corp. and Ascent Pediatrics, Inc. (filed as Exhibit 2.1 to the Company's Current Report on Form 8-K filed October 2, 2001 and incorporated herein by reference).

99.1

Exclusive Remedy Agreement, dated as of October 1, 2001, by and among Medicis Pharmaceutical Corporation, Ascent Pediatrics, Inc., FS Private Investments LLC, Furman Selz Investors II L.P., FS Employee Investors LLC, FS Ascent Investments LLC and FS Parallel Fund L.P., BancBoston Ventures Inc., Flynn Partners, Raymond F. Baddour, Sc.D., Robert E. Baldini, Medical Science Partners L.P. and Emmett Clemente, Ph.D. (filed as Exhibit 99.1 to the Company's Current Report on Form 8-K filed October 2, 2001 and incorporated herein by reference).

99.2

Note Agreement, dated as of October 1, 2001, by and among Ascent Pediatrics, Inc., Medicis Pharmaceutical Corporation, Furman Selz Investors II L.P., FS Employee Investors LLC, FS Ascent Investments LLC, FS Parallel Fund L.P., BancBoston Ventures Inc. and Flynn Partners (filed as Exhibit 99.2 to the Company's Current Report on Form 8-K filed October 2, 2001 and incorporated herein by reference).

99.3

Voting Agreement, dated as of October 1, 2001, by and among Medicis Pharmaceutical Corporation, MPC Merger Corp., FS Private Investments LLC, Furman Selz Investors II L.P., FS Employee Investors LLC, FS Ascent Investments LLC and FS Parallel Fund L.P. (filed as Exhibit 99.3 to the Company's Current Report on Form 8-K filed October 2, 2001 and incorporated herein by reference).

*99.4	Press Release, dated November 15, 2001.

______________
* Filed herewith